                                                                                               EXHIBIT 99 (i)


                                                                 Merrill Lynch & Co., Inc.
                                                          Preliminary Unaudited Earnings Summary


                                                    For Three Months Ended                Percent Inc / (Dec)
                                           December 27,   September 27,   December 29,   4Q96 vs.     4Q96 vs.
[In millions, except per share amounts]        1996           1996            1995         3Q96         4Q95
                                           ------------   -------------   ------------   --------     --------
Revenues:
  Commissions                                 $  967        $  860          $  847         12.4%        14.2%
  Interest and Dividends                       3,492         3,357           2,892          4.0         20.7
  Principal Transactions                         744           818             566         (9.1)        31.4
  Investment Banking                             517           471             370          9.7         39.7
  Asset Management and Portfolio
    Service Fees                                 601           570             494          5.3         21.6
  Other                                          280           125             124        124.6        126.3
                                              ------        ------          ------

  Total Revenues                               6,601         6,201           5,293          6.4         24.7

  Interest Expense                             3,219         3,108           2,680          3.6         20.1
                                              ------        ------          ------

  Net Revenues                                 3,382         3,093           2,613          9.3         29.4
                                              ------        ------          ------

Non-Interest Expenses:
  Compensation and Benefits                    1,660         1,612           1,299          3.0         27.8
  Communications and Equipment Rental            151           141             136          6.9         10.4
  Occupancy                                      163           116             116         40.1         40.7
  Depreciation and Amortization                  111           104             100          7.3         11.5
  Professional Fees                              160           152             107          5.3         49.5
  Advertising and Market Development             150           125             114         20.3         32.0
  Brokerage, Clearing, and Exchange Fees         103           103              94         (0.6)         9.0
  Other                                          209           218             165         (4.3)        26.9
                                              ------        ------          ------

  Total Non-Interest Expenses                  2,707         2,571           2,131          5.3         27.0
                                              ------        ------          ------

Earnings Before Income Taxes                     675           522             482         29.3         40.0

Income Tax Expense                               230           191             179         20.4         28.7
                                              ------        ------          ------

Net Earnings                                  $  445        $  331          $  303         34.5         46.7
                                              ======        ======          ======


Preferred Stock Dividends                     $   12        $   12          $   12         --           --
                                              ------        ------          ------

Net Earnings Applicable to Common
  Stockholders                                $  433        $  319          $  291         35.7         48.8
                                              ======        ======          ======

Earnings per Common Share:
  Primary                                     $ 2.29        $ 1.69          $ 1.49         35.5         53.7
  Fully Diluted                               $ 2.27        $ 1.68          $ 1.49         35.1         52.3

Average Shares:
  Primary                                      189.4         189.2           195.1          0.1         (2.9)
  Fully Diluted                                190.7         190.6           195.1         --           (2.3)

Note:  Percentages are based on actual numbers before rounding.

                                                                  EXHIBIT 99 (i)

                                                Merrill Lynch & Co., Inc.
                                          Preliminary Unaudited Earnings Summary

                                                     For the Year Ended
                                           December 27,  December 29,   Percent
[In millions, except per share amounts]        1996         1995       Inc/(Dec)
                                           ------------  ------------  ---------

Revenues:
  Commissions                                 $ 3,786      $ 3,126        21.1%
  Interest and Dividends                       12,899       12,221         5.5
  Principal Transactions                        3,454        2,519        37.1
  Investment Banking                            1,945        1,308        48.8
  Asset Management and Portfolio
    Service Fees                                2,261        1,890        19.6
  Other                                           666          449        48.4
                                              -------      -------

  Total Revenues                               25,011       21,513        16.3

  Interest Expense                             11,895       11,248         5.7
                                              -------      -------

  Net Revenues                                 13,116       10,265        27.8
                                              -------      -------

Non-Interest Expenses:
  Compensation and Benefits                     6,704        5,270        27.2
  Communications and Equipment Rental             559          487        14.8
  Occupancy                                       508          449        13.3
  Depreciation and Amortization                   411          367        11.9
  Professional Fees                               582          425        37.0
  Advertising and Market Development              514          398        29.1
  Brokerage, Clearing, and Exchange Fees          413          361        14.6
  Other                                           859          697        23.2
                                              -------      -------

  Total Non-Interest Expenses                  10,550        8,454        24.8
                                              -------      -------

Earnings Before Income Taxes                    2,566        1,811        41.7

Income Tax Expense                                947          697        36.0
                                              -------      -------

Net Earnings                                  $ 1,619      $ 1,114        45.3
                                              =======      =======

Preferred Stock Dividends                     $    47      $    48         --
                                              -------      -------

Net Earnings Applicable to Common
  Stockholders                                $ 1,572      $ 1,066        47.5
                                              =======      =======

Earnings per Common Share:
  Primary                                     $  8.20      $  5.44        50.7
  Fully Diluted                               $  8.06      $  5.42        48.7

Average Shares:
  Primary                                       191.8        196.0        (2.1)
  Fully Diluted                                 195.2        196.7        (0.8)

Note:  Percentages are based on actual numbers before rounding.


                                        6